UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

QUANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices)

Registrant's telephone number, including area code:   713-961-4600

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 27, 2004, Quanex Corporation issued a press release (the "Press Release") announcing the signing of a definitive purchase agreement to sell its Nichols Aluminum - Golden operation. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated August 27, 2004

Exhibit Index
99.1	Press release dated August 27, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION (Registrant)
August 27, 2004 (Date)	/s/ TERRY M. MURPHY Terry M. Murphy Vice President - Finance & Chief Financial Officer (Principal Financial Officer)

Exibit 99.1

Quanex Announces Agreement to Sell Nichols Aluminum - Golden

HOUSTON, Aug. 27, 2004 (PRIMEZONE) -- Quanex Corporation (NYSE:NX), an industry-leading manufacturer of value-added engineered materials and components serving the vehicular products and building products markets, announced today that it has signed a definitive purchase agreement to sell its Nichols Aluminum - Golden operation to an affiliate of Crestwood Capital Management Inc., Davenport, Iowa. The Golden facility, with about 200 employees, is located in Fort Lupton, Colorado.

"While the Golden facility is a profitable business, it does not fit with the long-term strategic direction of Quanex," said Raymond A. Jean, president and chief executive officer of Quanex Corporation. "Our focus is to continue to invest and grow our core businesses," Jean said.

Quanex expects to close the transaction in September 2004.

Statements that use the words "expects," "should," "may," "could," "will," "might," or similar words reflecting future expectations or beliefs are forward-looking statements. The statements above are based on Quanex's current expectations. Actual results or events may differ materially from this release. Factors that could impact future results may include, without limitation, the effect of both domestic and global economic conditions, the impact of competitive products and pricing, and the availability and cost of raw materials. For a more complete discussion of factors that may affect the Company's future performance, please refer to the Company's most recent 10-K filing of December 29, 2003 under the Securities Exchange Act of 1934, in particular the sections titled, "Private Securities Litigation Reform Act" contained therein. Additional information about Quanex is available at the Company's website at www.quanex.com.

The Quanex Corporation logo is available at: http://www.primezone.com/newsroom/prs/?pkgid=1117

CONTACT:  Quanex Corporation
          Jeff Galow
          (713) 877-5327

          Valerie Calvert
          (713) 877-5305